UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2019 (June 16, 2019)

LEGACYTEXAS FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-34737	27-2176993
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

5851 Legacy Circle, Plano, Texas	75024
(Address of principal executive offices)	(Zip Code)

(972) 578-5000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	LTXB	Nasdaq Global Select Market

Indicate by checkmark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2):

Emerging growth company  ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As previously disclosed, on June 16, 2019, LegacyTexas Financial Group, Inc., a Maryland corporation (“LegacyTexas”), entered into an Agreement and Plan of Reorganization (the “Merger Agreement”) with Prosperity Bancshares, Inc., a Texas corporation (“Prosperity”), pursuant to which LegacyTexas will merge with and into Prosperity (the “Merger”). In connection with the Merger Agreement, LegacyTexas’ wholly owned bank subsidiary, LegacyTexas Bank, and Prosperity’s wholly owned bank subsidiary, Prosperity Bank, entered into an employment agreement with Kevin Hanigan (the “Hanigan Employment Agreement”), LegacyTexas’ President and CEO, pursuant to which he will serve as Prosperity Bank’s President effective upon, and subject to, the closing of the Merger (the “Effective Time”). It is also expected that Mr. Hanigan will serve as Prosperity’s President and Chief Operating Officer.

Under the Hanigan Employment Agreement, Mr. Hanigan’s compensation will consist of an annual base salary of $970,806, an annual bonus of up to 175% of base salary and an opportunity to participate in Prosperity’s stock-based incentive compensation programs. At the Effective Time, Mr. Hanigan will also be granted an award by Prosperity of 20,000 shares of restricted stock and paid a one-time cash signing bonus of $1,275,000.

The Hanigan Employment Agreement also provides that, within 30 days prior to the Effective Time, each of LegacyTexas Bank and Mr. Hanigan will take action to terminate and fully liquidate Mr. Hanigan’s existing Executive Employment Agreement with LegacyTexas Bank (the “Existing Hanigan Employment Agreement”), which provides for Mr. Hanigan to receive a lump sum cash payment in the event he terminates his employment for good reason or LegacyTexas Bank terminates his employment for a reason other than cause within six months preceding or 12 months following a change in control of LegacyTexas Bank. In circumstances where the LegacyTexas board of directors determines in good faith that LegacyTexas and LegacyTexas Bank are adequately capitalized, the lump sum cash payment will equal three times his highest annual base salary for the three-year period ending on the date of termination plus an amount equal to three times the greater of the average annual bonus paid for the three fiscal years immediately preceding the date of termination, or the target bonus for the fiscal year in which the date of termination occurs (the “Change of Control Cash Payment”). In connection with the termination and full liquidation of the Existing Hanigan Employment Agreement, LegacyTexas Bank is expected to pay Mr. Hanigan the Change of Control Cash Payment, reduced as necessary to prevent imposition of the golden parachute tax under Section 4999 of the Internal Revenue Code. For a more detailed description of the Existing Hanigan Employment Agreement and the benefits payable thereunder, please see the LegacyTexas Annual Proxy Statement filed with the SEC on April 12, 2019.

The foregoing summary of the Hanigan Employment Agreement is not complete and is qualified in its entirety by reference to the complete text of such agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and which is incorporated herein by reference.

Also in connection with the Merger Agreement, LegacyTexas Bank and Prosperity Bank entered into employment agreements with each of J. Mays Davenport (the “Davenport Employment Agreement”), LegacyTexas’ Executive Vice President and Chief Financial Officer, pursuant to which he will serve as Prosperity Bank’s Senior Executive Vice President & Director of Corporate Strategy, Charles D. Eikenberg (the “Eikenberg Employment Agreement”), LegacyTexas’ Executive Vice President, Community Banking, pursuant to which he will serve as Prosperity Bank’s Executive Vice President, Community Banking, Scott A. Almy (the “Almy Employment Agreement”), LegacyTexas’ Executive Vice President, Chief Operating Officer, Chief Risk Officer and General Counsel, pursuant to which he will serve as Prosperity Bank’s Executive Vice President, Operations, and Thomas S. Swiley, LegacyTexas’ Executive Vice President and Chief Lending Officer (the “Swiley Employment Agreement” and, together with the Davenport Employment Agreement, the Eikenberg Employment Agreement and the Almy Employment Agreement, the “Employment Agreements”), pursuant to which he will serve as Prosperity Bank’s Executive Vice President, Lending, in each case, upon the Effective Time. It is also expected that Mr. Davenport will serve as Prosperity’s Executive Vice President & Director of Corporate Strategy.

Under their respective Employment Agreements, Messrs. Davenport’s, Eikenberg’s, Almy’s and Swiley’s compensation will include annual base salaries of $415,000, $381,000, $405,000 and $381,000, respectively. Mr. Davenport’s compensation will include an annual bonus of up to 100% of base salary, Mr. Almy will be eligible for an annual bonus of $150,000 and Messrs. Eikenberg and Swiley will be eligible for a bonus program in accordance with Prosperity Bank’s policies and procedures regarding annual bonuses. After the Effective Time, each of Messrs. Davenport, Eikenberg, Almy and Swiley will also have an opportunity to participate in Prosperity’s stock-based incentive compensation programs. At the Effective Time, Mr. Davenport will be granted an award by Prosperity of 10,000 shares of restricted stock and paid a one-time cash signing bonus of $225,000, and Messrs. Eikenberg, Almy and Swiley will be granted an award by Prosperity of 3,000, 5,000 and 3,000 shares of restricted stock, respectively.

Each Employment Agreement also provides that, within 30 days prior to the Effective Time, each of LegacyTexas Bank and the respective employee will take action to terminate and fully liquidate the respective employee’s existing Change in Control and Severance Benefits Agreement with LegacyTexas Bank (each, an “Existing Severance Agreement”), which provides for the employee to receive a lump sum cash payment in the event he terminates his employment for good reason or LegacyTexas Bank terminates his employment for a reason other than cause within six months preceding or 12 months following a change in control of LegacyTexas Bank. The lump sum cash payment will equal two times his highest annual base salary for the three-year period ending on the date of termination plus an amount equal to two times the greater of the average annual bonus paid for the three full fiscal years immediately preceding the date of termination, or the target bonus for the fiscal year in which the date of termination occurs (each, a “Change of Control Cash Payment”). In connection with the termination and full liquidation of the Existing Severance Agreements, LegacyTexas Bank is expected to pay each of Messrs. Davenport, Eikenberg, Almy and Swiley a Change of Control Cash Payment, reduced as necessary to prevent imposition of the golden parachute tax under Section 4999 of the Internal Revenue Code. For a more detailed description of the Existing Severance Agreements and the benefits payable thereunder, please see the LegacyTexas Annual Proxy Statement filed with the SEC on April 12, 2019.

The foregoing summary of the Employment Agreements is not complete and is qualified in its entirety by reference to the complete text of such agreements, which are filed as Exhibits 10.2, 10.3, 10.4 and 10.5 to this Current Report on Form 8-K and which are incorporated herein by reference.

Cautionary Notes on Forward Looking Statements

This communication contains statements which, to the extent they are not statements of historical fact, constitute “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. From time to time, oral or written forward-looking statements may also be included in other information released to the public. Such statements are typically, but not exclusively, identified by the use in the statements of words or phrases such as “aim,” “anticipate,” “estimate,” “expect,” “goal,” “guidance,” “intend,” “is anticipated,” “is expected,” “is intended,” “objective,” “plan,” “projected,” “projection,” “will affect,” “will be,” “will continue,” “will decrease,” “will grow,” “will impact,” “will increase,” “will incur,” “will reduce,” “will remain,” “will result,” “would be,” variations of such words or phrases (including where the word “could,” “may,” or “would” is used rather than the word “will” in a phrase) and similar words and phrases indicating that the statement addresses some future result, occurrence, plan or objective. These forward-looking statements may include information about LegacyTexas’ and Prosperity’s possible or assumed future economic performance or future results of operations, including future revenues, income, expenses, provision for loan losses, provision for taxes, effective tax rate, earnings per share and cash flows and LegacyTexas’ or Prosperity’s future capital expenditures and dividends, future financial condition and changes therein, including changes in LegacyTexas’ and Prosperity’s loan portfolio and allowance for loan losses, future capital structure or changes therein, as well as the plans and objectives of management for LegacyTexas’ or Prosperity’s future operations, future or proposed acquisitions, the future or expected effect of acquisitions on LegacyTexas’ or Prosperity’s operations, results of operations, financial condition, and future economic performance, statements about the anticipated benefits of the proposed transaction, and statements about the assumptions underlying any such statement. The forward-looking statements are based on expectations and assumptions LegacyTexas and Prosperity currently believe to be valid. Because forward-looking statements relate to future results and occurrences, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Many possible events or factors could adversely affect the future financial results and performance of LegacyTexas, Prosperity or the combined company and could cause those results or performance to differ materially from those expressed in the forward-looking statements. Such risks and uncertainties include, among others: the occurrence of any event, change or other circumstance that could give rise to the right of one or both of the parties to terminate the Merger Agreement, the outcome of any legal proceedings that may be instituted against LegacyTexas or Prosperity, delays in completing the transaction, the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction) or shareholder approvals or to satisfy any of the other conditions to the transaction on a timely basis or at all, the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors generally, or specifically in the Dallas/Fort Worth area where LegacyTexas does a majority of its business and Prosperity has a significant presence, the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events, diversion of management’s attention from ongoing business operations and opportunities, potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction, Prosperity’s ability to complete the acquisition and integration of LegacyTexas successfully, and the dilution caused by Prosperity’s issuance of additional shares of its common stock in connection with the transaction. Each of LegacyTexas and Prosperity disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments. Further information on LegacyTexas, Prosperity and factors which could affect the forward-looking statements contained herein can be found in LegacyTexas’ Annual Report on Form 10-K for the fiscal year ended December 31, 2018, its Quarterly Report on Form 10-Q for the three-month period ended March 31, 2019 and its other filings with the Securities and Exchange Commission (the “SEC”), and in Prosperity’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, its Quarterly Report on Form 10-Q for the three-month period ended March 31, 2019 and its other filings with the SEC.

Additional Information about the Merger and Where to Find It

In connection with the proposed merger of LegacyTexas into Prosperity, Prosperity will file with the SEC a registration statement on Form S-4 to register the shares of Prosperity Common Stock to be issued to the stockholders of LegacyTexas. The registration statement will include a joint proxy statement/prospectus which will be sent to the stockholders of LegacyTexas and shareholders of Prosperity seeking their approval of the proposed transaction.

WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE JOINT PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IN CONNECTION WITH THE PROPOSED TRANSACTION BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT LEGACYTEXAS, PROSPERITY AND THE PROPOSED TRANSACTION.

Investors and security holders may obtain free copies of these documents through the website maintained by the SEC at http://www.sec.gov. Documents filed with the SEC by LegacyTexas will be available free of charge by directing a request by telephone or mail to LegacyTexas Financial Group, Inc., 5851 Legacy Circle, Suite 1200, Plano, Texas 75024, (972) 578-5000, and documents filed with the SEC by Prosperity will be available free of charge by directing a request by telephone or mail to Prosperity Bancshares, Inc., Prosperity Bank Plaza, 4295 San Felipe, Houston, Texas 77027 Attn: Investor Relations, (281) 269-7199.

Participants in the Solicitation

LegacyTexas, Prosperity and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of LegacyTexas and the shareholders of Prosperity in connection with the proposed transaction. Certain information regarding the interests of these participants and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the joint proxy statement/prospectus regarding the proposed transaction when it becomes available. Additional information about LegacyTexas and its directors and executive officers may be found in the definitive proxy statement of LegacyTexas relating to its 2019 Annual Meeting of Stockholders filed with the SEC on April 12, 2019, and other documents filed by LegacyTexas with the SEC. Additional information about Prosperity and its directors and executive officers may be found in the definitive proxy statement of Prosperity relating to its 2019 Annual Meeting of Shareholders filed with the SEC on March 14, 2019, and other documents filed by Prosperity with the SEC. These documents can be obtained free of charge from the sources described above.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and does not constitute an offer to subscribe for, buy or sell, or the solicitation of an offer to subscribe for, buy or sell, or an invitation to subscribe for, buy or sell any securities or a solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, invitation, sale or solicitation would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Item 8.01.          Other Events.

For the purposes of Rule 425 under the Securities Act of 1933, as amended, only that information contained in Item 5.02 relating solely to the proposed merger between LegacyTexas and Prosperity is being filed under this Item 8.01.

Item 9.01              Financial Statements and Exhibits

(d)           Exhibits

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description
Exhibit 10.1	Executive Employment Agreement dated June 16, 2019, by and among Prosperity Bank, LegacyTexas Bank and Kevin J. Hanigan
Exhibit 10.2	Executive Employment Agreement dated June 16, 2019, by and among Prosperity Bank, LegacyTexas Bank and J. Mays Davenport
Exhibit 10.3	Executive Employment Agreement dated June 16, 2019, by and among Prosperity Bank, LegacyTexas Bank and Charles D. Eikenberg
Exhibit 10.4	Executive Employment Agreement dated June 16, 2019, by and among Prosperity Bank, LegacyTexas Bank and Scott A. Almy
Exhibit 10.5	Executive Employment Agreement dated June 16, 2019, by and among Prosperity Bank, LegacyTexas Bank and Thomas S. Swiley

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 20, 2019

LEGACYTEXAS FINANCIAL GROUP, INC.

By:	/s/ J. Mays Davenport
J. Mays Davenport, Executive Vice President and Chief Financial Officer